30 July 2015 July 30, 2015 The acquisition of Telx Holdings, Inc. is expected to close later this year, subject to the satisfaction of closing conditions. There can be no assurance that the Telx acquisition will be consummated on the anticipated schedule or at all. Please see the risks described under the heading “Risks Related to the Proposed Telx Acquisition” in the Current Report on Form 8-K filed by Digital Realty Trust, Inc. and Digital Realty Trust, L.P. on July 14, 2015.

The Way Forward Top Priorities  Lease-up existing inventory and improve ROIC – Align our leasing efforts and sales incentive program to bring inventory back into equilibrium  Recycle capital to focus on the core – Sell non-strategic assets to refine our portfolio focus, improve ROIC and fund future capital requirements – Explore additional joint venture opportunities  Improve asset utilization and deliver innovative product offerings – Focus on mid-market and colocation, Open IX and ecosystem initiatives  Transition to Just-in-Time Inventory – Know returns with certainty before building – Commit capital only for projects that meet return thresholds  Unleash the intellectual capital and creative energies of the Digital Realty team OPPORTUNITY  Excess finished inventory  Legacy non-data center assets, non-core markets and under-performers  Unparalleled global footprint  Swing producer with the ability to have a meaningful impact on sector fundamentals  Deep reservoir of talent STRATEGIC DIRECTIONOPPORTUNITY STRATEGIC DIRECTION 2

Highly Complementary Business

Market Leading Presence in Highly Attractive Businesses

Business	Description	1Q15 Revenue Contribution	2012-1Q15 (LQA) CAGR [1]
Colocation Space Power Cooling Security	• **Nationwide** colocation footprint and premium connectivity offering provide the necessary **scalability** for growing businesses • Typically multi-year agreements with **credit-worthy tenants** • Data center solutions for customers seeking **smaller footprint** and **interconnection**	49%	16%
Interconnection Cross Connect Metro Connect Internet Exchange Carrier Connect	• Facilitates the exchange of information between communications service providers, enterprises, content providers and other entities • Company offers comprehensive set of interconnection services – **Low latency**, **highly diverse** connectivity to its customers nationwide – Interconnection allows customers to **easily connect to a dense global network** and deliver content or access public IP	48%	30%
Services Installation & Technical	• Timely and effective deployment of customer installations and ensures maximum uptime, performance and uninterrupted business • 24/7 manned sites	3%	8%

Highly complementary business anchored in key Digital Internet Gateway data center properties

1) Past financial performance is not a guarantee of future financial performance. There can be no assurance that Digital will be able to continue to generate the growth rates shown above.

3

Strategic Rationale Strengthens Product Mix and Growth Trajectory Enhanced Growth Potential in Attractive Locations Integration Risk Mitigated by Presence in 11 Digital Facilities (1) Attractive Pro Forma Financial Profile Premium Connectivity Infrastructure Embedded Growth Potential from Lease-Up Strategic and Complementary Product Offering A Leading Colocation and Interconnection Provider Significant Synergies and Incremental Revenue Opportunities 1) Telx operates in 11 Digital-owned facilities. 4

Telx's Attractive Financial Profile

Gaining Exposure to a High Growth Business

Revenue



Colocation
Interconnection
Services
22% CAGR (Actual)
+$15 (2)
CAGR
$214
$9
$89
$116
$257
$11
$114
$132
$309
$12
$145
$152
$334
$10
$161
$162
8%
30%
16%
2012
2013
2014
LQA (1Q15)

Core EBITDA (1)



Core EBITDA
Core EBITDA Margin
+$11 (3)
19% CAGR (Actual)
$82
38%
$93
36%
$110
36%
$122
36%
2012
2013
2014
LQA (1Q15)

Monthly Recurring Revenue per Sold Sq. Ft.



Colo MRR
Connectivity MRR - Implied
8% CAGR
$95
$41
$54
$107
$50
$57
$112
$55
$57
$114
$57
$57
CAGR
15%
3%
2012
2013
2014
1Q15

Cross Connects & Interconnection MRR



Number of XC (Ending)
Interconnection MRR per XC
CAGR
$191
40,402
$219
46,546
$247
51,354
$259
52,359
14%
12%
2012
2013
2014
1Q15

1) Represents EBITDA adjusted for sponsor management fees, transaction costs, deferred rent expense and stock-based compensation. Core EBITDA is a non-GAAP financial measure, see the appendix for a reconciliation to net loss.
2) Reflects $4.8MM from inter period installations, $14.0MM from booked but not billed, and $(3.7)MM from other incremental items that are not reflected in the historical amounts.
3) Reflects potential annual run-rate Core EBITDA contribution of $11MM, based on applying average gross profit margin from 2013 – 1Q15 of approximately 80% to potential incremental revenue referred to in footnote 2, above. Estimates $1.1MM of incremental commission expenses.

5

Upside Opportunity of Currently Available Space

Opportunity to Increase Revenue and Cash Flow via Lease-Up



Target Utilization of 80%
Weighted-Average Utilization based on Sellable Sq. Ft.
# of Properties
71%
61%
49%
46%
29%
22%
7
4
1
1
1
1
68% - 77% Utilized Facilities
57% - 64% Utilized Facilities
60 Hudson St
3825 NW Aloclek Place
2820 NW Pkwy
3433 S. 120th Place
~40% increase in sellable sq. ft. since 2012

Illustrative Example

Potential Incremental Revenue (1)

($ in millions)	*Target Utilization* 70%	80%
68% - 77% Utilized Facilities	$0	$9
57% - 64% Utilized Facilities	5	11
60 Hudson St NYC1	23	35
3825 NW Aloclek Place PRT1	1	1
2820 NW Pkwy SCL2	5	7
3433 S. 120th Place SEA1	2	2
Potential Incremental Annual Revenue (2)	$37	$65

Note: Excludes five stabilized properties with utilization ranging between 87% to 100%. Utilization rate is calculated as total square footage occupied by Telx's customers divided by total sellable square footage of Telx's facilities (which takes into account power and cooling capacity limitations and excludes space occupied by infrastructure and equipment).

1) The example is for illustrative purposes only. The potential incremental annual revenue is a hypothetical amount and does not represent the actual performance of the company. There can be no assurance that the company will experience the incremental revenue for the properties indicated. Investors should note that this illustration does not represent management's estimates or projections and should not be relied upon for any investment decision.

2) Represents MRR per sold square foot multiplied by incremental leasable square feet based on hypothetical utilization rates of 70% and 80%. MRR per square foot reflective of quarter ended March 31, 2015.

6

Strengthen National Footprint

Acquisition Expected to Enhance Operational Potential through Geographic Expertise

Drive value through regional expertise with limited integration risk given that 29% of Telx SF is owned by Digital

3433 S 120th Place - Seattle

- 1Q15 Annualized Revenue: $0.9MM
- 1Q15 Utilization: 22%



Tethered to the Westin Building downtown which serves as the primary connectivity exchange environment in Seattle

3825 NW Aloclek Pl. - Oregon

- 1Q15 Annualized Revenue: $1.3MM
- 1Q15 Utilization: 46%



Ideal location for clients to reach Asia and address the power consuming needs of media, gaming & other SaaS services

2820 Northwestern Pkwy - CA

- 1Q15 Annualized Revenue: $3.7MM
- 1Q15 Utilization: 29%



Offers premium colocation and interconnection services capable of supporting up to 400W/sq.ft.

Digital can drive Telx value and lease-up on the West Coast through our strong colocation business

Telx expertise on the East Coast increases presence in premium locations



Telx (Owned)
Telx (Leased)
Telx (Leased from DLR)

56 Marietta - Atlanta



- 1Q15 Annualized Revenue: $63MM
- 1Q15 Utilization: 89%

Provides 12 floors of colocation capacity; gateway to the region and the Southeast

60 Hudson Street - NYC



- 1Q15 Annualized Revenue: $56MM
- 1Q15 Utilization: 49%

Offers low-latency access to more than 400 carriers with just a single connection

111 8th Avenue - NYC



- 1Q15 Annualized Revenue: $75MM
- 1Q15 Utilization: 92%

Digital is vacating its property management office, representing an additional 3,000 sq.ft. of sellable inventory

32 Ave. of Americas - NYC



- 1Q15 Annualized Revenue: $11MM
- 1Q15 Utilization: 57%

Facility allows Telx to offer unparalleled levels of connectivity and service throughout the NY metro

The West Coast accounts for over 40% of Digital's existing colocation business

7

Power of the Ecosystem

Digital Realty's Campus Network

Campus Locations

- Ashburn
- Chicago
- Dallas
- Hong Kong
- London
- New York
- Silicon Valley
- Singapore

telx Overlap

Key Customer Ecosystem

IT & Cloud Services	Network & Mobility	Financial Services	Media & Other
IBM	NTT Communications	NOMURA	LinkedIn
rackspace	at&t	Morgan Stanley	Facebook
CenturyLink	verizon	J.P.Morgan	Adobe
amazon	TATA COMMUNICATIONS	Deutsche Bank	
ORACLE			

8

Attractive Real Estate Transaction

Overlapping Footprint Reduces Risks and Drives Value

Telx-Owned Assets



56 Marietta, Atlanta, GA



100 Delawanna, Clifton, NJ

- Telx owns 56 Marietta and 100 Delawanna and leases 11 other facilities from Digital
- 13 of Telx's 20 facilities will be owned outright by Digital rather than leased from third parties
- Attractive mix of owned vs. leased real estate for the colocation business
- Integration risk mitigated by the overlap of Telx's footprint within the envelope of Digital buildings
- Underwriting risk significantly reduced

Telx Portfolio Profile

1Q15 Revenue by Facility Type [1]



3rd Party Facilities 48%
Owned by Telx 23%
Leased from Digital 29%
Average remaining lease term on non-Digital facilities of ~20 years (2)
52% pro forma Digital-owned real estate

Note: Unless otherwise noted, figures as of, or for the quarter ended, March 31, 2015.

1) Chart based on 1Q15 revenue from respective facilities.

2) Remaining lease term at non-Digital facilities calculated using weighted average of gross square feet, assuming the exercise of all contractual extension options as of June 30, 2015.

9

Note: Telecom includes Telecoms, Networks & Mobility customers, System Integrators and Data Center Competitors. Enterprise includes Healthcare. Does not reflect Government and Education customers (~1% of MRR). 1) Reflects customer concentration mix based on March 2015 MRR. 2) Reflects customer vertical concentration mix based on March 2015 MRR. Robust Interconnection Ecosystem Long-Standing Relationships with Premium, Credit-Worthy Tenants • Customer base consisting of 1,250+ customers as of March 31, 2015 • Over 80% of MRR generated from connectivity-centric customers (telecom, cloud & IT and digital media companies) • Over 70% of MRR is generated from customers who are located in multiple Telx facilities 211 Enterprise 4% 588 Telecom 67% 190 Cloud & IT 9% 90 Digital Media 8% 139 Financials 11% Customers % MRR (2) Customer Breakdown by IndustryLarge and Strategic Blue-Chip Customer Base Strong Customer Diversification by MRR (1) Top Customer: 6% Top 2-10 22% Top 11-20 12% Top 21-50 16% All Other 44% 10

M a inta in Core S treng th • Realizing the significant growth opportunity in the colocation and interconnection space has long been a goal for Digital, as emphasized to its investors over the past several years • Combination with Telx is expected to enhance the overall attractiveness of our portfolio and product offering • Ability to further grow Telx business model within Digital’s global footprint Strategic Fit Immediate Transformation into Premium Colocation and Interconnection Provider InterconnectionColocationWholesale Data Center Expand Product Offering Digital Annualized (1) Pro Forma (2) Digital’s Product Growth & Diversification 1) Rental revenue based on annualized rent as of March 31, 2015, which represents the monthly contractual base rent (defined as base rent before abatements) under existing leases as of March 31, 2015 multiplied by 12. Tenant improvements represent 1Q15 annualized. Wholesale data center revenue includes rent from Turn-Key Flex ®, Power Base Building ®, pro rata share of utility tenant improvements and other tenant reimbursements. Colocation revenue includes colocation remaining pro rata share of utility tenant reimbursements. 2) On a pro forma basis Telx would have contributed $162.1 million and $161.3 million of 1Q15 LQA colocation and interconnection revenue, respectively. The pro forma data is provided for illustrative purposes only and excludes $51.5 million in annualized rent revenue based on 1Q15 LQA that was previously received by Digital from Telx. $102MM Colocation $161MM Interconnection $264MM Colocation 93% 7% 77% 14% 9% 11

Transaction Impact

Enhanced Scale, Product Mix and Growth Trajectory

	Digital	Telx	COMBINED
Enterprise Value (1)	$15.0 Billion	$1.886 Billion	$16.9 Billion
Owned / Operated Properties	127 / 128	2 / 20 (2)	129 / 137 (2)
Gross Square Feet (3)	24.7 Million	1.3 Million	25.7 Million
% Owned Real Estate (Gross SF) (3)	99%	18%	96%
Monthly Churn (4)	0.3%	0.6%	0.3%
2012–1Q15 (LQA) Revenue CAGR	11%	22%	13% (5)
1Q15 LQA Revenue ($MM)	$1,626	$334	$1,909 (7)
Product Mix (6)(7)			

7%
93%

50%
50%

9%
14%
77%

Wholesale Data Center | Colocation | Interconnection

Note: The combined data is provided for illustrative purposes only.

1) For market capitalization purposes, fully diluted shares include shares, units, options using the treasury method and any convertible securities. Enterprise value defined as Market Value + Debt + Pro Rata Share of JV Debt + Preferred Stock + Minority Interest - Cash and Equivalents as of July 29, 2015. Market value contribution of Telx assumed to be agreed purchase price, before closing adjustments. Digital stock price quoted at $64.78 as of July 29, 2015.
2) Telx operates in 11 Digital-owned facilities.
3) Represents total owned real estate based on gross square feet. Combined figure accounts for ~240,000 gross sq. ft. of Digital-owned real estate within the Telx portfolio.
4) Telx's monthly churn as adjusted excluding two one-time vacancies unrelated to normal course customer turnover is approximately 0.6%. Telx's average monthly churn from 2012-1Q15 is 0.7% when including these two one-time items.
5) Reflects the combined Digital and Telx revenue CAGR from 2012 to 1Q15 LQA and excludes rent revenue received by Digital from Telx.
6) Figures based on annualized rent as of March 31, 2015, which represents the monthly contractual base rent (defined as base rent before abatements) under existing leases as of March 31, 2015 multiplied by 12.
7) Combined figures are illustrative and exclude rent revenue that was previously received by Digital from Telx.

12

Recent Results 13

Turn-Key Flex® 245,649 $135 $33.3 million Powered Base Building® - - - Custom Solutions - - - Colocation 16,230 $228 $3.7 million Non-Technical 9,903 $31 $0.3 million Total 271,782 $137 $37.3 million Type of Space Total s.f. Signed (1) Annualized GAAP Annualized GAAP Base Rent / s.f. (2) Base Rent (2) $ $20 $40 $60 4 Q 0 7 2 Q 0 8 4 Q 0 8 2 Q 0 9 4 Q 0 9 2 Q 1 0 4 Q 1 0 2 Q 1 1 4 Q 1 1 2 Q 1 2 4 Q 1 2 2 Q 1 3 4 Q 1 3 2 Q 1 4 4 Q 1 4 2 Q 1 5 Driving Greater Current-Year Contribution Solid Leasing Momentum Note: Represents leases signed in the second quarter of 2015. 1) Includes signings for new and re-leased space. 2) GAAP rental revenues include total rent for new leases and expansion. 3) Represents $12 million direct lease with a former sub-tenant at a Powered Base Building in Santa Clara. Historical Signings – Annualized GAAP Base Rent (2) $ in millions (3) 14

Record-High Lease Commencements Shortest Lag in Company History Note: Amounts shown represent GAAP annualized base rent from signed but not yet commenced leases and are based on current estimates of future lease commencement timing. Actual results may vary from current estimates. The timing between lease signing and lease commencement (and receipt of rents) may be significant. 1) Expected commencement quarter at time of signing. months$ in millions $ in millions 5 5 6 4 18 12 5 5 6 7 6 6 4 3 - 5 10 15 20 $0 $20 $40 $60 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 Custom Solutions Turn-Key Other Sign-to-Commencement Gap (Months) $73 M $28.7 $42.4 $55.8 $29 $14 $13 $17 $ $40 $80 3Q15 4Q15 2016 2017+ Total Backlog Backlog Commencement - Timing (1) Annualized GAAP Base Rent 15

4% 1% 26% 7% 6% 2% 0% 15% 30% GAAP Rent Change Cash Rent Change TKF PBB Data Center Total Cycling Through Peak Vintage Renewals Approaching Mark-to-Market Inflection Point Note: Represents Turn-Key Flex and Powered Base Building product types signed as of 6/30/15. ® ®  Signed renewal leases representing $17 million of annualized GAAP rental revenue  Rental rates on renewals increased by 2% on a cash basis and increased by 6% on a GAAP basis for total data center space  Renewed 80,000 square feet on Powered Base Building data centers at a rental rate increase of 7% on a cash basis and 26% on a GAAP basis  Renewed 120,000 square feet of Turn-Key Flex data centers at a rental rate increase of 1% on a cash basis and 4% on a GAAP basis 16

Broad-Based Reduction in Finished Inventory Down by Almost Half Since November 2013 Investor Day (1) in megawatts 1) Reflects the reduction of finished inventory throughout the entire portfolio. Finished Inventory – Major Markets - 3 6 9 12 Phoenix Silicon Valley Dallas Boston Houston New York Northern Virginia Chicago Investor Day Nov. 12, 2013 As of June 30, 2015 Investments in Land Bank & Building Shells Enables Timely Response to Demand 17

U.S. Major Market Data Center Supply (1)

Supply and Demand Roughly in Equilibrium



Current Supply
New Construction
Sublease Availablility
DLR Inventory (2)
in megawatts
2Q15
60
40
20
-
Boston
Chicago
Dallas
Houston
N Virginia
NY Metro
Phoenix
Silicon Valley



in megawatts
1Q15
60
40
20
-
Boston
Chicago
Dallas
Houston
N Virginia
NY Metro
Phoenix
Silicon Valley

1) Based on Digital Realty internal estimates.
2) Represents Digital Realty's available finished data center space and available active data center construction.

18

2Q15 Well Ahead of Consensus Beat Partially Due to Timing & One-Time Items $1.30 $0.02 $0.02 $0.01 $1.25 $1.00 $1.10 $1.20 $1.30 2Q15 Core FFO - Consensus One-Time Property Tax Reversals Early Commencements & Delayed Asset Sales FX Impact 2Q15 Core FFO - Actual Core FFO per share 1) Based on FactSet consensus estimate as of June 30, 2015. 2) Core FFO is a non-GAAP financial measure. For a description of Core FFO and a reconciliation to net income, see the Appendix. 19 (1) (2)

4.7% 7.8% 4.0% 7.5% 2.8% 5.5% 7.4% 11.6% 2.6% 5.6% 0% 7% 14% Revenue Adj. EBITDA SS NOI 1Q15 / 1Q14 Core FFO / Sh 2015 Core FFO / sh Reported Constant Currency 2015 / 2014 Core FFO / sh Growth Constant-Currency Growth FX Represents ~300 bps Drag on Reported Results (2) 2Q15 / 2Q14 Adj. EBITDA Growth 2Q15 / 2Q14 Revenue Growth 2Q15 / 2Q14 Same-Capital Cash NOI Growth 2Q15 / 2Q14 Core FFO / sh Growth 1) Constant currency, Adjusted EBITDA, Same-Capital Cash NOI and Core FFO are non-GAAP financial measures. For a description of these measures see the Appendix. 2) The lighter shaded sections represent the 2015 Core FFO and constant-currency Core FFO per share guidance ranges. The midpoints of 2015 Core FFO and 2015 constant currency Core FFO per share guidance ranges reflect 2.6% and 5.6% growth over 2014 results, respectively. (1)As 20

4.5x 4.4x 3.9x 3.5x 3.4x 3.4x 3.0x 0.0x 2.0x 4.0x 6.0x AVB SPG FRT DLR KIM EQR BXP 4.9x 4.5x 4.4x 4.3x 4.0x 3.4x 3.1x 0.0x 2.0x 4.0x 6.0x DLR AVB SPG KIM FRT EQR BXP 6.4x 6.3x 6.2x 6.1x 5.5x 5.4x 5.1x 0.0x 2.0x 4.0x 6.0x 8.0x KIM BXP DLR EQR AVB FRT SPG 6.2x 6.1x 5.5x 5.5x 5.4x 5.1x 5.0x 0.0x 2.0x 4.0x 6.0x 8.0x BXP EQR AVB KIM FRT SPG DLR Credit Metrics Compare Favorably to Blue Chip REITs Committed to a Conservative Capital Structure Source: Company calculation based on 2Q15 data, unless otherwise indicated, derived from public filings by FactSet and SNL Financial Data. Peers may calculate these or similar metrics differently. 1) Adjusted EBITDA is a non-GAAP financial measure. For a description of Adjusted EBITDA, see the Appendix. 2) For these companies, the data is based on 1Q15 numbers which are the most current results available at this time. 3) Based on GAAP interest expense plus capitalized interest. Interest Coverage (3) Net Debt + Preferred / LQA Adjusted EBITDA (1)Net Debt / LQA Adjusted EBITDA (1) Fixed Charge Coverage (3) (2) (2) (2) (2) (2) (2) (2) (2) 21

Forward Sale of Equity
Transaction Overview

Forward-sale structure allowed Digital to lock in equity financing for the Telx acquisition

Description

- Allowed Digital to capitalize on market conditions and lock in future equity capital raise when required to fund a portion of the Telx acquisition
- Sale of borrowed shares was executed via a marketed offering
  - No incremental shares will be issued to the public market at settlement
- Forward sale agreement to sell a fixed number of shares at the forward sale price to BofAML, Morgan Stanley and Citigroup
- Able to settle and receive proceeds at any time based on Digital's discretion
- Forward may be cash, physically, or net share settled at Digital's election

Transaction Mechanics (Inception)



DIGITAL REALTY
Forward Agreement
BofAML
Morgan Stanley
Citi
Cash
Shares
Public Equity Markets
Shares
Collateral
Stock Loan Market

Benefits

- Digital locked in a value for the future issuance of equity
- Capital facility that may be drawn at any time prior to the Maturity Date (March 17, 2016)

Considerations

- Digital will not participate in stock price appreciation prior to settlement
- BofAML, MS and Citi hedged the transaction by <u>selling</u> borrowed shares
- If cash or net share settled, the banks will <u>purchase</u> shares in the open market pursuant to Rule 10b-18 to cover the aggregate short position

Settlement at Maturity (Physical Settlement) [(1)]



Stock Loan Market
Shares
Collateral
BofAML
MS
Citi
Shares
Forward Proceeds
DIGITAL REALTY

Banks close their outstanding short positions via physical settlement with DLR

At settlement, no incremental shares will be issued / sold to the public equity markets – there is no equity overhang from the forward sale structure

(1) Digital could elect a Cash or Net Share settlement in which case the banks will purchase shares in the open market pursuant to Rule 10b-18 to cover the aggregate short position.

22

Consistent Execution on Strategic Vision Powerful Connection Shifts Focus to Future Growth  Achieved 20 bps sequential improvement in ROIC  Tightened commencement lag to 2.5 months  Beat 2Q15 consensus estimates by $0.05  Raised 2015 core FFO/sh guidance from $5.03 - $5.13 to $5.05 - $5.15  Entered into agreement to acquire Telx, a leading provider of colocation, interconnection and cloud-enablement services 23

Appendix 24

Definitions of Non-GAAP Financial Measures The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. FUNDS FROM OPERATIONS (FFO) We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, impairment charges, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures nei ther the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. ADJUSTED FUNDS FROM OPERATIONS (AFFO) We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) amortization of debt discount/premium, (iv) non-cash compensation, (v) deferred compensation related to equity acceleration, (vi) loss from early extinguishment of debt, (vii) straight line rents, net, (viii) above-and below-market rent amortization, (ix) change in fair value of contingent consideration, (x) gain on sale of investment, (xi) non-cash tax expense/(benefit), (xii) capitalized leasing compensation, (xiii) recurring capital expenditures and (xiv) capitalized internal leasing commissions. Other REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance CORE FUNDS FROM OPERATATIONS We present core funds from operations, or core FFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate core FFO by adding to or subtracting from FFO (i) termination fees and other non-core revenues, (ii) gain on sale of investment, (iii) significant transaction expenses, (iv) loss from early extinguishment of debt, (v) change in fair value of contingent consideration, (vi) equity in earnings adjustment for non-core items, (vii) severance accrual, equity acceleration, and legal expenses and (viii) other non- core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of core FFO as a measure of our performance is limited. Other REITs may not calculate core FFO in a consistent manner. Accordingly, our core FFO may not be comparable to other REITs' core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. CONSTANT CURRENCY CORE FUNDS FROM OPERATIONS: We calculate "constant currency" core funds from operations by adjusting the core funds from operations for foreign currency translations. NET OPERATING INCOME (NOI) AND CASH NOI NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance expenses, property taxes and insurance expenses (as reflected in statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental port folio. Cash NOI is NOI less straight-line rents and above and below market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may not calculate NOI and cash NOI in the same manner we do and, accordingly, our NOI and cash NOI may not be comparable to such other REITs’ NOI and cash NOI. Accordingly, NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance. 25

Appendix –Non-GAAP Financial Measures Telx’s Core EBITDA Reconciliation 26

Reconciliation of Non-GAAP Items

To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO)
(in thousands, except per share and unit data)
(unaudited)

	Three Months Ended June 30, 2015	Three Months Ended June 30, 2014	Six Months Ended June 30, 2015	Six Months Ended June 30, 2014
Net income (loss) available to common stockholders	$ 117,055	$ 41,510	$ 218,783	$ 75,696
Adjustments:				
Noncontrolling interests in operating partnership	2,377	873	4,403	1,566
Real estate related depreciation and amortization (1)	130,198	135,939	258,021	265,435
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures	3,187	1,802	5,790	3,430
Impairment of investments in real estate	-	-	-	-
Gain on sale of properties	(76,669)	(15,945)	(94,489)	(15,945)
Gain on contribution of property to unconsolidated joint venture	-	-	-	(1,906)
FFO available to common stockholders and unitholders (2)	$ 176,148	$ 164,179	$ 392,508	$ 328,276
Basic FFO per share and unit	$ 1.27	$ 1.20	$ 2.83	$ 2.45
Diluted FFO per share and unit (2)	$ 1.26	$ 1.20	$ 2.82	$ 2.41
Weighted average common stock and units outstanding				
Basic	138,568	136,615	138,488	133,894
Diluted (2)	139,759	137,912	139,243	137,979

(1) Real estate related depreciation and amortization was computed as follows:				
Depreciation and amortization per income statement	131,524	137,092	260,597	267,712
Non-real estate depreciation	(1,326)	(1,153)	(2,576)	(2,277)
	$ 130,198	$ 135,939	$ 258,021	$ 265,435

(2) For all periods presented, we have excluded the effect of dilutive series E, series F, series G and series H preferred stock, as applicable, that may be converted upon the occurrence of specified change in control transactions as described in the articles supplementary governing the series E, series F, series G and series H preferred stock, as applicable, which we consider highly improbable. In addition, the 5.50% exchangeable senior debentures due 2029 were exchangeable for 0, 0 and 1,122 common shares on a weighted average basis for the three months ended June 30, 2015, March 31, 2015 and June 30, 2014, respectively, and 0 and 3,948 for the six months ended June 30, 2015 and June 30, 2014, respectively . See below for calculations of diluted FFO available to common stockholders and unitholders and weighted average common stock and units outstanding.

27

Reconciliation of Non-GAAP Items
To Their Closest GAAP Equivalent

	Three Months Ended		Six Months Ended	
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
FFO available to common stockholders and unitholders	$ 176,148	$ 164,179	$ 392,508	$ 328,276
Add: 5.50% exchangeable senior debentures interest expense	-	675	-	4,725
FFO available to common stockholders and unitholders -- diluted	$ 176,148	$ 164,854	$ 392,508	$ 333,001
Weighted average common stock and units outstanding	138,568	136,615	138,488	133,894
Add: Effect of dilutive securities (excluding 5.50% exchangeable senior debentures)	1,191	175	755	137
Add: Effect of dilutive 5.50% exchangeable senior debentures	-	1,122	-	3,948
Weighted average common stock and units outstanding -- diluted	139,759	137,912	139,243	137,979

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO)
(in thousands, except per share and unit data)
(unaudited)

	Three Months Ended		Six Months Ended	
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
FFO available to common stockholders and unitholders -- diluted	$ 176,148	$ 164,854	$ 392,508	$ 333,001
Termination fees and other non-core revenues [3]	(313)	(873)	1,260	(2,920)
Significant transaction expenses	3,166	755	3,259	836
Loss from early extinguishment of debt	148	293	148	585
Change in fair value of contingent consideration [4]	352	766	(42,682)	(2,637)
Equity in earnings adjustment for non-core items	-	-	-	843
Severance accrual and equity acceleration [5]	1,301	260	2,697	12,690
Other non-core expense adjustments [6]	(29)	651	(59)	651
CFFO available to common stockholders and unitholders -- diluted	$ 180,773	$ 166,706	$ 357,131	$ 343,049
Diluted CFFO per share and unit	$ 1.29	$ 1.21	$ 2.56	$ 2.49

(3) Includes one-time fees, proceeds and certain other adjustments that are not core to our business.
(4) Relates to earn-out contingency in connection with Sentrum Portfolio acquisition.
(5) Relates to severance charges related to the departure of company executives.
(6) Includes reversal of accruals and certain other adjustments that are not core to our business.

28

Reconciliation of Non-GAAP Items
To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Net Income Available to Common Stockholders to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
(in thousands)
(unaudited)

	Three Months Ended				Six Months Ended			
	June 30, 2015		June 30, 2014		June 30, 2015		June 30, 2014	
Net income (loss) available to common stockholders	$	117,055	$	41,510	$	218,783	$	75,696
Interest		46,114		49,146		91,580		96,520
Loss from early extinguishment of debt		148		293		148		585
Taxes		2,615		1,021		4,290		2,859
Depreciation and amortization		131,524		137,092		260,597		267,712
Impairment of investments in real estate		-		-		-		-
EBITDA		297,456		229,062		575,398		443,372
Change in fair value of contingent consideration		352		766		(42,682)		(2,637)
Severance accrual and equity acceleration		1,301		260		2,697		12,690
Gain on sale of properties		(76,669)		(15,945)		(94,489)		(15,945)
Gain on contribution of property to unconsolidated joint venture		-		-		-		(1,906)
Gain on sale of investment		-		-		-		-
Noncontrolling interests		2,486		993		4,628		1,798
Preferred stock dividends		18,456		18,829		36,911		30,555
Adjusted EBITDA	$	243,382	$	233,965	$	482,463	$	467,927

A reconciliation of the range of 2015 projected net income to projected FFO and core FFO follows:

	Low - High
Net income available to common stockholders per diluted share	$1.28 – 1.38
Add:	
Real estate depreciation and amortization	$4.05
Projected FFO per diluted share	**$5.33 – 5.43**
Adjustments for items that do not represent core expenses and revenue streams	($0.28)
Projected core FFO per diluted share	**$5.05 – $5.15**
Foreign currency translation adjustments	$0.15
Projected Constant – Currency Core FFO per diluted share	**$5.20 – $5.30**

29

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent June 30, 2015 June 30, 2014 June 30, 2015 June 30, 2014 Rental revenues 196,637$ 197,836$ 390,617$ 394,476$ Tenant reimbursements - Utilities 36,893 38,337 72,108 75,975 Tenant reimbursements - Other 16,618 16,291 33,686 33,526 Total Revenue 250,148 252,464 496,411 503,977 Utilities 37,896 39,931 74,189 79,109 Rental property operating 21,488 20,731 41,901 39,746 Repairs & maintenance 14,682 15,775 28,575 29,845 Property taxes 12,399 13,677 27,077 27,750 Insurance 1,464 1,196 2,894 2,913 Total Expenses 87,929 91,310 174,636 179,363 Net Operating Income 162,219$ 161,154$ 321,775$ 324,614$ Less: Stabilized straight-line rent 2,903$ 5,933$ 6,880$ 14,357$ Above and below market rent 3,360 3,563 6,678 7,312 Cash Net Operating Income 155,956$ 151,658$ 308,217$ 302,945$ Three Months Ended Six Months Ended 30

Forward-Looking Statements The information included in this presentation contains forward-looking statements. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such forward-looking statements include statements relating to: our economic outlook; the acquisition of Telx Holdings, Inc. and our expected benefits from the acquisition; opportunities and strategies, including ROIC, recycling assets and capital, and sources of growth; the expected effect of foreign currency translation adjustments on our financials; business drivers; sources and uses; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts, sales incentive program, mid-market and colocation initiatives; organizational initiatives; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; our expected mark-to-market rates on lease expirations, lease rollovers and expected rental rate changes; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing Turn-Key Flex space; barriers to entry; competition; debt maturities; lease maturities; our expected returns on invested capital; estimated absorption rates; our other expected future financial and other results, and the assumptions underlying such results; our top investment markets and market opportunities; our ability to access the capital markets; expected time and cost savings to our customers; our customers’ capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand, and demand drivers; datacenter outsourcing trends; datacenter expansion plans; estimated kW/MW requirements; growth in the overall Internet infrastructure sector and segments thereof; the market effects of regulatory requirements; the replacement cost of our assets; the development costs of our buildings, and lead times; estimated costs for customers to deploy or migrate to a new data center; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; lease expiration rates; our ability to borrow funds under our credit facilities; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; credit ratings; capitalization rates, or cap rates, potential new markets; dividend payments and our dividend policy; projected financial information and covenant metrics; annualized, projected and run-rate NOI; other forward-looking financial data; leasing expectations; Digital Realty Ecosystem, our connectivity initiative; Digital Open Internet Exchange; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates and energy prices; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are subject to risks, uncertainties and assumptions, are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control that may cause actual results to vary materially. Some of the risks and uncertainties include, among others, the following: the impact of current global economic, credit and market conditions; current local economic conditions in our geographic markets; decreases in information technology spending, including as a result of economic slowdowns or recession; adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges); our dependence upon significant tenants; bankruptcy or insolvency of a major tenant or a significant number of smaller tenants; defaults on or non-renewal of leases by tenants; our failure to obtain necessary debt and equity financing; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; financial market fluctuations; changes in foreign currency exchange rates; our inability to manage our growth effectively; difficulty acquiring or operating properties in foreign jurisdictions; our failure to successfully integrate and operate acquired or developed properties or businesses; the suitability for our properties and data center infrastructure, delays or disruptions in connectivity, failure of our physical infrastructure or services or availability of power; risks related to joint venture investments, including as a result of our lack of control of such investments; delays or unexpected costs in development of properties; decreased rental rates, increased operating costs or increased vacancy rates; increased competition or available supply of data center space; our inability to successfully develop and lease new properties and development space; difficulties in identifying properties to acquire and completing acquisitions; our inability to acquire off-market properties; our inability to comply with the rules and regulations applicable to reporting companies; our failure to maintain our status as a REIT; possible adverse changes to tax laws; restrictions on our ability to engage in certain business activities; environmental uncertainties and risks related to natural disasters; losses in excess of our insurance coverage; changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and changes in local, state and federal regulatory requirements, including changes in real estate and zoning laws and increases in real property tax rates. The risks described above are not exhaustive, and additional factors could adversely affect our business and financial performance, including those discussed under the heading “Risks Related to the Proposed Telx Acquisition” in our Current Report on Form 8-K filed on July 14, 2015, in our annual report on Form 10-K for the year ended December 31, 2014, and subsequent filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. 31